PARTICIPATION AGREEMENT

                                      AMONG

                          MFS VARIABLE INSURANCE TRUST,

                      COVA FINANCIAL LIFE INSURANCE COMPANY

                                       AND

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

     THIS AGREEMENT, made and entered into this ____ day of November 1997, by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), COVA FINANCIAL LIFE INSURANCE COMPANY, a California corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

     WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

     WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

     WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

     WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

     WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

     WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

     WHEREAS, Cova Life Sales Company, the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

ARTICLE I. SALE OF TRUST SHARES

     1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

     1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates as provided for under Section 817(h)(4) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Trust and MFS will not sell Trust shares to any insurance compan or separate account unless and agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy holders on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

     1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6.

     1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section
     1.4. hereof. All such payments shall be in federal funds transmitted by wire.

     1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

     1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains inform ation shall be reported promptly upon discovery to the Company.

ARTICLE II. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so lon as any Policies are outstanding except for proper reliance on an exemption from registration under the 1940 Act. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Code , that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the policies have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that Cova Life Sales Company, the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and Cova Life Sales Company will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

     2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder. The Trust represents and warrants that any of its trustees, officers, employees, investment advisers, and other individuals/entities who deal with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage (including larceny and embezzlement) for the benefit of the Trust in an amount not less than that required by Rule 17g-1 under the 1940 Act issued by a reputable bonding company.

     2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

     2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").


ARTICLE III. PROSPECTUS AND PROXY STATEMENTS; VOTING

     3.1.  At least  annually,  the  Trust or its  designee  shall  provide  the
     Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. The Company may print the prospectus for the Shares in combination with other fun prospectuses in accordance with the expense allocation provisions set forth in the immediately preceding sentence (provided that the applicable fund will bear expenses with respect to its prospectus). In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

     3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

     3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

     3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

     3.6. If and to the extent required by law, the Company shall:

          (a) solicit voting instructions from Policy owners;

          (b) vote the Shares in accordance with instructions received from Policy owners; and

          (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

          so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.


ARTICLE IV. SALES MATERIAL AND INFORMATION

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy holders or prospective Policy holders) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional information for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

     4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other or the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

     4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V. FEES AND EXPENSES

     5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expense initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

     5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

     5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports and proxy materials to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI. DIVERSIFICATION AND RELATED LIMITATIONS

     6.1 The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817(h) (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio. In the event that any Portfolio is not so diversified at the end of any applicable quarter, the Trust and MFS will make every effort to (a) adequately diversify the Portfolio so as to achieve compliance within the grace period afforded by Treas. Reg. 1.817.5 and (b) notify the Company.

     6.2. The Trust and MFS represent that each Portfolio of the Trust will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and will maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust or its designee will notify the Company promptly upon having a reasonable basis for believing that any Portfolio of the Trust has ceased to so qualify or that any Portfolio might not so qualify in the future.

ARTICLE VII. POTENTIAL MATERIAL CONFLICTS

     7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

     7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregard. The Company also agrees that, if a material irreconcilable conflict arises, it will at is own cost remedy such conflict up to an including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the assets attributable to their contracts or policies, and (b) establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

     7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

     7.4. If and to the extent that rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shares funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall tak such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. INDEMNIFICATION

8.1. INDEMNIFICATION BY THE COMPANY

     The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which an Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

     (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the commission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information fo the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

     (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or this designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduc of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

     (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

     (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

     (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

as limited by and in accordance with the provisions of this Article VIII.

8.2. INDEMNIFICATION BY THE TRUST

     The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.2.) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

     (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

     (b) arise out of or as a result of statements or representations (other than statement or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

     (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Accounts or relating to the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein no misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust, MFS or the Underwriter; or

     (d) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements or a failure to qualify as a regulated investment company each as specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

     (e) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

     (f) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

as limited by and in accordance with the provisions of this Article VIII.

     8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.5. Promptly after receipt by an Indemnified Party under this Section 8.5. of commencement of action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not b liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

     8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VIII. These indemnity provisions shall survive termination of this Agreement and are in addition to any liability which the parties to this Agreement may otherwise have.

ARTICLE IX. APPLICABLE LAW

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
     interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X. NOTICE OF FORMAL PROCEEDINGS

     The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI. TERMINATION

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

          (a) at the option of any party upon 180 days advance written notice to the other parties; or

          (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

          (c) at the option of the Trust or MFS by written notice to the Company upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

          (d) at the option of the Company by written notice to the Trust and MFS upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the shares; or

          (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) day's prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

          (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) at the option of any party to this Agreement by written notice to the other parties, upon another party's material breach of any provision of this Agreement; or

          (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty
     (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Policies in effect on the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

     11.6. If this Agreement terminates, the parties agree that Article VIII, and to the extent that all or a portion of assets of the Accounts continue to be invested in the Trust, Articles I, II, III, VI and VII, will remain in effect after termination.


ARTICLE XII. NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.



         If to the Trust:

                  MFS VARIABLE INSURANCE TRUST
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Attn:  Stephen E. Cavan, Secretary

         If to the Company:

                  COVA FINANCIAL LIFE INSURANCE COMPANY
                  One Tower Lane
                  Suite 3000
                  Oakbrook Terrace, IL 60181
                  Attention:  General Counsel

         Copy to:

                  COVA LIFE SALES COMPANY
                  One Tower Lane
                  Suite 3000
                  Oakbrook Terrace, IL 60181

         If to MFS:

                  MASSACHUSETTS FINANCIAL SERVICES COMPANY
                  500 Boylston Street
                  Boston, Massachusetts  02116
                  Attn:  Stephen E. Cavan, General Counsel

     ARTICLE XIII. MISCELLANEOUS

          13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

          13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

          13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

          13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

          13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

          13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

        COVA FINANCIAL LIFE INSURANCE COMPANY
        By its authorized officer,

        By: _______________________________

        Title: ____________________________

        MFS VARIABLE INSURANCE TRUST, ON BEHALF OF THE PORTFOLIOS
        By its authorized officer and not individually,

        By: _______________________________
             A. Keith Brodkin
             Chairman

        MASSACHUSETTS FINANCIAL SERVICES COMPANY
        By its authorized officer,

        By: _______________________________
             Arnold D. Scott
             Senior Executive Vice President






                                                         As of November __, 1997

                                   SCHEDULE A

                        ACCOUNTS, POLICIES AND PORTFOLIOS

                     SUBJECT TO THE PARTICIPATION AGREEMENT


            NAME OF SEPARATE
            ACCOUNT AND DATE                       POLICIES FUNDED                            PORTFOLIOS
    ESTABLISHED BY BOARD OF DIRECTORS            BY SEPARATE ACCOUNT                    APPLICABLE TO POLICIES
           (DATE ESTABLISHED)
=========================================  ================================  ============================================
   Cova Variable Annuity Account Five                  XLCC-648                          MFS RESEARCH SERIES
             (est. 3/29/92)                            XLCC-833                       MFS EMERGING GROWTH SERIES

                                                                             MFS/FOREIGN & COLONIAL EMERGING MARKETS SERIES
                                                                                        MFS HIGH INCOME SERIES

                                                                                     MFS WORLD GOVERNMENTS SERIES
                                                                                    MFS GROWTH WITH INCOME SERIES

-----------------------------------------  --------------------------------  --------------------------------------------

                            INDEMNIFICATION AGREEMENT

                                     BETWEEN

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                       AND

                      COVA FINANCIAL LIFE INSURANCE COMPANY

     THIS AGREEMENT (the "Agreement") is made and entered into this __ day November, 1997 by and between MASSACHUSETTS FINANCIAL SERVICES COMPANY, a
Delaware corporation ("MFS"), and COVA FINANCIAL LIFE INSURANCE COMPANY, a California corporation (the "Company"), on its own behalf and on behalf of each of the segregated asset accounts (the "Accounts") of the Company referenced in the Participation Agreement (as defined below).

     WHEREAS, MFS and the Company, on its own behalf and on behalf of the Accounts, have entered into a Participation Agreement with MFS Variable Insurance Trust, a Massachusetts business trust (the "Trust"), dated as of the date hereof (the "Participation Agreement");

     NOW, THEREFORE, in consideration of their mutual promises as set forth in the Participation Agreement, MFS and the Company agree as follows:

ARTICLE I.  DEFINITIONS

     All capitalized terms not defined herein shall have the meanings as set forth in the Participation Agreement.

ARTICLE II.  APPLICABILITY

     The indemnification provided by MFS under this Agreement shall relate solely to certain losses, claims, damages, liabilities and expenses that may arise in connection with the performance by the Trust or MFS of its obligations and duties under the Participation Agreement.

ARTICLE III.  INDEMNIFICATION

          3.1. MFS agrees to indemnify and hold harmless the Company and each of its directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and any agents or employees of the foregoing (each an "Indemnified Party" or, collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of MFS) or expenses (including reasonable counsel fees) to which an Indemnified Party may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

               (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information ("SAI") of the Trust or sales literature or other promotional material for the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS or the Underwriter by or on behalf of the Company for use in the registration statement, prospectus, or SAI of the Trust or in sales literature or other promotional materia for the Trust (or any amendment or supplement) or otherwise for use in connection with the sales of the Policies or Shares; or

               (b) arise out of or as a result of material statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature or other promotional literature for the Policies not supplied by the Trust, MFS, the Underwriter or their respective designees or persons under their control and on which the Trust has reasonably relied) or wrongful conduct of the Trust, MFS, the Underwriter or persons under their control, with respect to the sale or distribution of the Policies or Shares; or

               (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature or other promotional literature covering the Policies, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

               (d) arise as a result of any material failure by the Trust or MFS to provide the services and furnish the materials under the terms of the Participation Agreement; or

               (e) arise out of or result from any material breach of any representation and/or warranty made by the Trust or MFS in the Participation Agreement (including a failure, whether unintentional or in good faith or otherwise, of the Trust to comply with the diversification requirements or a failure to qualify as a regulated investment company each as specified in
               Article VI of the Participation Agreement) or any other material breach of the Participation Agreement by MFS or the Trust; or

               (f) arise out of or result from the materially incorrect or untimely calculation or reporting by the Trust or its custodian of the daily net asset value per share or dividend or capital gain distribution rate;

          as limited by and in accordance with the provisions of this Article
          III.

          3.2. In no event shall MFS be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, the Company, any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company under the Participation Agreement or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or
          (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

          3.3. MFS shall not be liable under this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or the Participation Agreement.

          3.4. Promptly after receipt by an Indemnified Party under this Section
          3.4 of commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against MFS under this section, notify MFS of the commencement thereof; but the omission so to notify MFS will not relieve it from any liability that it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified MFS o the commencement thereof, MFS will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from MFS of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and MFS shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

          3.5. Each party hereto shall promptly notify the other parties to the Participation Agreement of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with this Agreement and the Participation Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

          3.6. A successor by law of the parties to this Agreement and the Participation Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement and the Participation Agreement.


ARTICLE IV.  DURATION AND TERMINATION

     This Agreement shall be effective upon execution and shall terminate with respect to the Accounts, or one, some or all Portfolios, two years after the date of termination of the Participation Agreement with respect to the Accounts, or one, some or all Portfolios, in accordance with the provisions of Article XI thereof.

ARTICLE V.  CONFIDENTIALITY

     Except as required by applicable law or pursuant to the written consent of MFS, the Company shall treat as confidential the indemnification provided pursuant to this Agreement, all information reasonably related to this Agreement, and the existence of this Agreement. This Article V shall survive the termination of this Agreement.

ARTICLE VI.  MISCELLANEOUS

     This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument. The captions in this Agreement are included for convenience of reference only. Any notice required by this Agreement shall be sent to the persons so specified to receive notice in the Participation Agreement.

     IN WITNESS WHEREOF, both of the parties hereto have caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.



                         MASSACHUSETTS FINANCIAL SERVICES COMPANY

                         By its authorized officer,

                         By: __________________________________
                                Arnold D. Scott
                                Senior Executive Vice President

                         COVA FINANCIAL LIFE INSURANCE COMPANY

                         By its authorized officer,

                         By: __________________________________

                         Title: _______________________________


                             PARTICIPATION AGREEMENT

                                      AMONG

                     COVA FINANCIAL LIFE INSURANCE COMPANY,

                            COVA LIFE SALES COMPANY,

                         ALLIANCE CAPITAL MANAGEMENT LP

                                       AND

                        ALLIANCE FUND DISTRIBUTORS, INC.

                                   DATED AS OF

                                       [ ]




                             PARTICIPATION AGREEMENT

     THIS AGREEMENT, made and entered into as of the ___ day of ___________, 199__ ("Agreement"), by and among Cova Financial Life Insurance Company, a California life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Cova Life Sales Company, a ____________ corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware, corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"),

                                WITNESSETH THAT:

     WHEREAS Insurer, the Distributor, and Alliance Variable Products Series Fund, Inc. (the "Fund") desire that shares of the Fund's Premier Growth and Real Estate Investment Portfolios (the "Portfolios"; reference herein to the "Fund" includes reference to each Portfolio to the extent the context requires) be made available by Distributor to serve as underlying investment media for those combination fixed and variable annuity contracts of Insurer that are the subject of Insurer's Form N-4 registration statement filed with the Securities and Exchange Commission (the "SEC"), File No. ____________ (the "Contracts"), to be offered through Contracts Distributor and other registered broker-dealer firms as agreed to by Insurer and Contracts Distributor; and

     WHEREAS the Contracts provide for the allocation of net amounts received by Insurer to separate series (the "Divisions"; reference herein to the "Separate Account" includes reference to each Division to the extent the context requires) of the Separate Account for investment in the shares of corresponding Portfolios of the Fund that are made available through the Separate Account to act as underlying investment media,

     NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Fund and Distributor will make shares of the Portfolios available to Insurer for this purpose at net asset value and with no sales charges, all subject to the following provisions:

                        Section 1. Additional Portfolios

     The Fund has and may, from time to time, add additional Portfolios, which will become subject to this Agreement, if, upon the written consent of each of the Parties hereto, they are made available as investment media for the Contracts.

                       Section 2. Processing Transactions

     2.1  Timely Pricing and Orders.


     The Adviser or its designated agent will provide closing net asset value, dividend and capital gain information for each Portfolio to Insurer at the close of trading on each day (a "Business Day") on which (a) the New York Stock Exchange is open for regular trading, (b) the Fund calculates the Portfolio's net asset value and (c) Insurer is open for business. The Fund or its designated agent will use its best efforts to provide this information by 6:00 p.m., Eastern time. Insurer will use these data to calculate unit values, which in turn will be used to process transactions that receive that same Business Day's Separate Account Division's unit values. Such Separate Account processing will be done the same evening, and corresponding orders with respect to Fund shares will be placed the morning of the following Business Day. Insurer will use its best efforts to place such orders with the Fund by 10:00 a.m., Eastern time. In the event that Fund is unable to meet the 6:00 p.m. time stated herein it shall provide additional time for the Insurer to place orders for the purchase and redemption of shares. Such additional time shall be equal to the additional time which Fund takes to make the net asset value available to the Insurer. If Fund provides the Insurer with materially incorrect share net asset value information through no fault of the Insurer, the Insurer on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Insurer. If a Separate Account due to such error has received amounts in excess of the amounts of which it is entitled, the Insurer, when requested by Fund, shall make adjustments to the Separate Account to reflect the change in the values of the shares as reflected in the unit values of the affected Contract owners who still have values in the Portfolio. No adjustment for an error shall be taken in any Separate Account until such time as the parties hereto have agreed to a resolution of the error, but the parties shall use all reasonable efforts to reach such agreement within two business days after the discovery of the error.


2.2  Timely Payments.

     Insurer will transmit orders for purchases and redemptions of Fund shares to Distributor, and will wire payment for net purchases to a custodial account designated by the Fund on the day the order for Fund shares is placed, to the extent practicable. Payment for net redemptions will be wired by the Fund to an account designated by Insurer on the same day as the order is placed, to the extent practicable, and in any event be made within six calendar days after the date the order is placed in orde to enable Insurer to pay redemption proceeds within the time specified in Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act").

2.3  Redemption in Kind.

     The Fund reserves the right to pay any portion of a redemption in kind of portfolio securities, if the Fund's board of directors (the "Board of Directors") determines that it would be detrimental to the best interests of shareholders to make a redemption wholly in cash.

2.4  Applicable Price.

     The Parties agree that Portfolio share purchase and redemption orders resulting from Contract owner purchase payments, surrenders, partial withdrawals, routine withdrawals of charges, or other transactions under Contracts will be executed at the net asset values as determined as of the close of regular trading on the New York Stock Exchange on the Business Day that Insurer receives such orders and processes such transactions, which, Insurer agrees shall occur not earlier than the Business Day prior to Distributor's receipt of the corresponding orders for purchases and redemptions of Portfolio shares. For the purposes of this section, Insurer shall be deemed to be the agent of the Fund for receipt of such orders from holders or applicants of contracts, and receipt by Insurer shall constitute receipt by the Fund. All other purchases and redemptions of Portfolio shares by Insurer, will be effected at the net asset values next computed after receipt by Distributor of the order therefor, and such orders will be irrevocable. Insurer hereby elects to reinvest all dividends and capital gains distributions in additional shares of the corresponding Portfolio at the record-date net asset values until Insurer otherwise notifies the Fund in writing, it being agreed by the Parties that the record date and the payment date with respect to any dividend or distribution will be the same Business Day.

     Fund represents that all shares of the Portfolios of the Fund will be sold only to Participating Insurance Companies which have agreed to participate in the Fund to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h)(4) of the Internal Revenue Service Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the Portfolios of the Fund will not be sold directly to the general public.

                          Section 3. Costs and Expenses

3.1  General.

     Except as otherwise specifically provided herein, each Party will bear all expenses incident to its performance under this Agreement.

3.2  Registration.

     The Fund will bear the cost of its registering as a management investment company under the 1940 Act and registering its shares under the Securities Act of 1933, as amended (the "1933 Act"), and keeping such registrations current and effective; including, without limitation, the preparation of and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Fund and its shares and payment of all applicable registration or filing fees with respect to any of the foregoing. Insurer will bear the cost of registering the Separate Account as a unit investment trust under the 1940 Act and registering units of interest under the Contracts under the 1933 Act and keeping such registrations current and effective; including, without limitation, the preparation and filing with the SEC of Forms N-SAR and Rule 24f-2 Notices respecting the Separate Account and its units of interest and payment of all applicable registration or filing fees with respect to any of the foregoing.

3.3  Other (Non-Sales-Related) Expenses.

     The Fund will bear the costs of preparing, filing with the SEC and setting for printing the Fund's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Fund Prospectus"), periodic reports to shareholders, Fund proxy material and other shareholder communications and any related requests for voting instructions from Participants (as defined below). Insurer will bear the costs of preparing, filing with the SEC and setting for printing, the Separate Account's prospectus, statement of additional information and any amendments or supplements thereto (collectively, the "Separate Account Prospectus"), any periodic reports to owners, annuitants or participants under the Contracts (collectively, "Participants"), and other Participant communications. The Fund and Insurer each will bear the costs of printing in quantity and delivering to existing Participants the documents as to which it bears the cost of preparation as set forth above in this Section 3.3, it being understood that reasonable cost allocations will be made in cases where any such Fund and Insurer documents are printed or mailed on a combined or coordinated basis. If requested by Insurer, the Fund will provide annual Prospectus text to Insurer on diskette for printing and binding with the Separate Account Prospectus.

3.4  Other Sales-Related Expenses.

     Expenses of distributing the Portfolio's shares and the Contracts will be paid by Contracts Distributor and other parties, as they shall determine by separate agreement.

3.5  Parties to Cooperate.

     The Adviser, Insurer, Contracts Distributor, and Distributor each agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver combined or coordinated prospectuses or other materials of the Fund and Separate Account.

                           Section 4. Legal Compliance

4.1  Tax Laws.

     (a) The Adviser will qualify and maintain qualification of each Portfolio as a regulated investment company ("RIC") under Subchapter M of the Code, and the Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so qualify or that it might not so qualify in the future.

     (b) Insurer represents that it believes, in good faith, that the Contracts will be treated as annuity contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment. Insurer will notify the Fund and Distributor immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

     (c) The Fund will comply and maintain each Portfolio's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code, and the Fund, Adviser or Distributor will notify Insurer immediately upon having a reasonable basis for believing that a Portfolio has ceased to so comply or that a Portfolio might not so comply in the future.

     (d) Insurer represents that it believes, in good faith, that the Separate Account is a "segregated asset account" and that interests in the Separate Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817(h) of the Code and the regulations thereunder. Insurer will make every effort to continue to meet such definitional requirements, and it will notify the Fund and Distributor immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

     (e) The Adviser will manage the Fund as a RIC in compliance with Subchapter M of the Code and will cause the Fund to be in compliance with Section 817(h) of the Code and regulations thereunder. The Fund has adopted and will maintain procedures for ensuring that the Fund is managed in compliance with Subchapter M and Section 817(h) and regulations thereunder.

     (f) Should the Distributor or Adviser become aware of a failure of Fund, or any of its Portfolios, to be in compliance with Subchapter M of the Code or
Section 817(h) of the Code and regulations thereunder, they represent and agree that they will immediately notify Insurer of such in writing and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

4.2  Insurance and Certain Other Laws.

     (a) The Adviser will use its best efforts to cause the Fund to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by Insurer. If it cannot comply, it will so notify Insurer in writing.


     (b) Insurer represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of California and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains the separate account as a segregated asset account under California law, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.


     (c) Insurer and Contracts Distributor represent and warrant that Contracts Distributor is a business corporation duly organized, validly existing, and in good standing under the laws of the State of [____________] and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

     (d) Distributor represents and warrants that it is a business corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power, authority and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

     (e) Distributor represents and warrants that the Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

     (f) Adviser represents and warrants that it is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

4.3  Securities Laws.

     (a) Insurer represents and warrants that (i) interests in the Separate Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act and the Contracts will be duly authorized for issuance and sold in compliance with California law, (ii) the Separate Account is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Separate Account does and will comply in all material respects with the requirements of th 1940 Act and the rules thereunder, (iv) the Separate Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will, at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, and (v) the Separate Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

     (b) The Adviser and Distributor represent and warrant that (i) Fund shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) the Fund is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) the Fund will amend the registration statement for its shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its shares, (iv) the Fund does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) the Fund's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) the Fund Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

     (c) The Fund will register and qualify its shares for sale in accordance with the laws of any state or other jurisdiction only if and to the extent reasonably deemed advisable by the Fund, Insurer or any other life insurance company utilizing the Fund.

     (d) Distributor and Contracts Distributor each represents and warrants that it is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities Dealers Inc. (the "NASD").

4.4  Notice of Certain Proceedings and Other Circumstances.

     (a) Distributor or the Fund shall immediately notify Insurer of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to the Fund's registration statement under the 1933 Act or the Fund Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Fund Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Fund's shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Fund shares in any state or jurisdiction, including, without limitation, any circumstances in which
(x) the Fund's shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (y) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer. Distributor and the Fund will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

     (b) Insurer and Contracts  Distributor shall immediately notify the Fund of
(i) the issuance by any court or regulatory body of any stop order, cease and desist order or similar order with respect to the Separate Account's registration statement under the 1933 Act relating to the Contracts or the Separate Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Separate Account Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of the Separate Account interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. Insurer and Contracts Distributor will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

4.5  Insurer to Provide Documents.

     Upon request, Insurer will provide the Fund and the Distributor one complete copy of SEC registration statements, Separate Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and amendments to any of the above, that relate to the Separate Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.6  Fund to Provide Documents.

     Upon request, the Fund will provide to Insurer one complete copy of SEC registration statements, Fund Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

                       Section 5. Mixed and Shared Funding

5.1  General.

     The Fund has obtained an order exempting it from certain provisions of the 1940 Act and rules thereunder so that the Fund is available for investment by certain other entities, including, without limitation, separate accounts funding variable life insurance policies and separate accounts of insurance companies unaffiliated with Insurer ("Mixed and Shared Funding Order"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many o the provisions of this Section 5.

5.2  Disinterested Directors.

     The Fund agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of Adviser or Distributor within the meaning of Section 2(a)(I 9) of the 1940 Act.

5.3  Monitoring for Material Irreconcilable Conflicts.

     The Fund agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the participants in all separate accounts of life insurance companies utilizing the Fund, including the Separate Account. Insurer agrees to inform the Board of Directors of the Fund of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by th 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

     (a) an action by any state insurance or other regulatory authority;

     (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;

     (c) an administrative or judicial decision in any relevant proceeding;

     (d) the manner in which the investments of any Portfolio are being managed;

     (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract participants or by participants of different life insurance companies utilizing the Fund; or

     (f) a decision by a life insurance company utilizing the Fund to disregard the voting instructions of participants.

     Insurer will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by Insurer to disregard voting instructions of Participants.

5.4  Conflict Remedies.

     (a) It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, Insurer and the other life insurance companies utilizing the Fund will, at their own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

          (i) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected participants and, as appropriate, segregating the assets of any particular group (e.g., annuity contract owners or participants, life insurance contract owners or all contract owners and participants of one or more life insurance companies utilizing the Fund) that votes in favor of such segregation, or offering to the affected contract owners or participants the option of making such a change; and

          (ii) establishing a new registered investment company of the type defined as a "Management Company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a Management Company.

     (b) If the material irreconcilable conflict arises because of Insurer's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, Insurer may be required, at the Fund's election, to withdraw the Separate Account's investment in the Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six months after the Fund gives notice to Insurer that this provision is being implemented, and until such withdrawal Distributor and the Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

     (c) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to Insurer conflicts with the majority of other state regulators, then Insurer will withdraw the Separate Account's investment in the Fund within six months after the Fund's Board of Directors informs Insurer that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal Distributor and Fund shall continue to accept and implement orders by Insurer for the purchase and redemption of shares of the Fund.

     (d) Insurer agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

     (e) For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will the Fund or Distributor be required to establish a new funding medium for any Contracts. Insurer will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.

5.5  Notice to Insurer.

     The Fund will promptly make known in writing to Insurer the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.

5.6  Information Requested by Board of Directors.

     Insurer and the Fund will at least annually submit to the Board of Directors of the Fund such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying life insurance companies utilizing the Fund of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate records, and such minutes or other records will be made available to the SEC upon request.

5.7  Compliance with SEC Rules.

     If, at any time during which the Fund is serving an investment medium for variable life insurance policies, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to mixed and shared funding, the Parties agree that they will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.

                             Section 6. Termination

6.1  Events of Termination.

     Subject to  Section  6.4  below,  this  Agreement  will  terminate  as to a
Portfolio:

     (a) at the option of Insurer or Distributor upon at least six months advance written notice to the other Parties, or

     (b) at the option of the Fund upon (i) at least sixty days advance written notice to the other parties, and (ii) approval by (x) a majority of the disinterested Directors upon a finding that a continuation of this Contract is contrary to the best interests of the Fund, or (y) a majority vote of the shares of the affected Portfolio in the corresponding Division of the Separate Account (pursuant to the procedures set forth in Section 10 of this Agreement for voting Trust shares in accordance with Participant instructions).

     (c) at the option of the Fund upon institution of formal proceedings against Insurer or Contracts Distributor by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Insurer's obligations under this Agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of the Fund shares, if, in each case, the Fund reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Portfolio to be terminated; or

     (d) at the option of Insurer upon institution of formal proceedings against the Fund, Adviser, or Distributor by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding the Fund's, Adviser's or Distributor's obligations under this Agreement or related to the operation or management of the Fund or the purchase of Fund shares, if, in each case, Insurer reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Insurer, Contracts Distributor or the Division corresponding to the Portfolio to be terminated; or

     (e) at the option of any Party in the event that (i) the Portfolio's shares are not registered and, in all material respects, issued and sold in accordance with any applicable state and federal law or (ii) such law precludes the use of such shares as an underlying investment medium of the Contracts issued or to be issued by Insurer; or

     (f) upon termination of the corresponding Division's investment in the Portfolio pursuant to Section 5 hereof; or

     (g) at the option of Insurer if the Portfolio ceases to qualify as a RIC under Subchapter M of the Code or under successor or similar provisions; or

     (h) at the option of Insurer if the Portfolio fails to comply with Section 817(h) of the Code or with successor or similar provisions; or

     (i) at the option of Insurer if Insurer reasonably believes that any change in a Fund's investment adviser or investment practices will materially increase the risks incurred by Insurer; or

     (j) at the option of the Insurer, upon the breach of any material provision of this Agreement by the Fund, Adviser or Distributor, which breach has not been cured to the satisfaction of the Insurer within ten days after written notice of such breach is delivered to the breaching party; or

     (k) at the option of Fund, upon the Insurer's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of Fund within ten days after written notice of such breach is delivered to the Insurer.

6.2  Funds to Remain Available.

     Except (i) as necessary to  implement  Participant-initiated  transactions,
(ii) as required by state insurance laws or regulations, (iii) as required pursuant to Section 5 of this Agreement, or (iv) with respect to any Portfolio as to which this Agreement has terminated, Insurer shall not (x) redeem Fund shares attributable to the Contracts, or (y) prevent Participants from allocating payments to or transferring amounts from a Portfolio that was otherwise available under the Contracts, until, in either case, 30 calendar days after Insurer shall have notified the Fund or Distributor of its intention to do so.

6.3  Survival of Warranties and Indemnifications.

     All warranties and indemnifications will survive the termination of this Agreement.

6.4  Continuance of Agreement for Certain Purposes.

     Notwithstanding any termination of this Agreement, the Distributor shall continue to make available shares of the Portfolios pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts"), except as otherwise provided under Section 5 of this Agreement. Specifically, and without limitation, the Distributor shall facilitate the sale and purchase of shares of the Portfolios as necessary in order t process premium payments, surrenders and other withdrawals, and transfers or reallocations of values under Existing Contracts.

            Section 7. Parties to Cooperate Respecting Termination

     The other Parties hereto agree to cooperate with and give reasonable assistance to Insurer in taking all necessary and appropriate steps for the purpose of ensuring that the Separate Account owns no shares of a Portfolio after the Final Termination Date with respect thereto.

                             Section 8. Assignment

     This Agreement may not be assigned by any Party, except with the written consent of each other Party.

                              Section 9. Notices

     Notices and communications required or permitted by Section 2 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:



Cova Financial Life Insurance Company
One Tower Lane
Suite 3000
Oakbrook Terrace, IL 60181
Attention: General Counsel


Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York NY 10105
Attn.: Edmund P. Bergan
FAX: (212) 969-2290

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York NY 10105
Attn: Edmund P. Bergan
FAX: (212) 969-2290

                         Section 10. Voting Procedures

     Subject to the cost allocation procedures set forth in Section 3 hereof, Insurer will distribute all proxy material furnished by the Fund to Participants and will vote Fund shares in accordance with instructions received from Participants. Insurer will vote Fund shares that are (a) not attributable to Participants or (b) attributable to Participants, but for which no instructions have been received, in the same proportion as Fund shares for which said instructions have been received from Participants. Insurer agrees that it will disregard Participant voting instructions only to the extent it would be permitted to do so pursuant to Rule 6e-3 (T)(b)(15)(iii) under the 1940 Act if the Contracts were variable life insurance policies subject to that rule. Other participating life insurance companies utilizing the Fund will be responsible for calculating voting privileges in a manner consistent with that of Insurer, as prescribed by this Section 10.

                        Section 11. Foreign Tax Credits

     The Adviser agrees to consult in advance with Insurer concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to the Fund's shareholders.

                          Section 12. Indemnification

12.1 Of Fund, Distributor and Adviser by Insurer.

     (a) Except to the extent provided in Sections 12.1(b) and 12.1(c), below, Insurer agrees to indemnify and hold harmless the Fund, Distributor and Adviser, each of their directors and officers, and each person, if any, who controls the Fund, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 12. 1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Insurer) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts or, to the extent prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933 Act registration statement, the Separate Account Prospectus, the Contracts, or sales literature or advertising (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Insurer or Contracts Distributor) or the negligent, illegal or fraudulent conduct of Insurer or Contracts Distributor or persons under their contro (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Fund shares; or

          (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund, Adviser or Distributor by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by Insurer or Contracts Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement.

     (b) Insurer shall not be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties under this Agreement or to Distributor or to the Fund.

     (c) Insurer shall not be liable under this Section 12.1 with respect to any action against an Indemnified Party unless the Fund, Distributor or Adviser shall have notified Insurer in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Insurer of any such action shall not relieve Insurer from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12. 1. In case any such action is brought against an Indemnified Party, Insurer shall be entitled to participate, at its own expense, in the defense of such action. Insurer also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Insurer to such Indemnified Party of Insurer's election to assume the defense thereof, the Indemnified Party will cooperate fully with Insurer and shall bear the fees and expenses of any additional counsel retained by it, and Insurer will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

12.2 Indemnification of Insurer and Contracts Distributor by Adviser.

     (a) Except to the extent provided in Sections 12.2(d) and 12.2(e), below, Adviser agrees to indemnify and hold harmless Insurer and Contracts Distributor, each of their directors and officers, and each person, if any, who controls Insurer or Contracts Distributor within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions are related to the sale, acquisition, or holding of the Fund's shares and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Fund's 1933 Act registration statement, Fund Prospectus, sales literature or advertising of the Fund or, to the extent not prepared by Insurer or Contracts Distributor, sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Distributor, Adviser or the Fund by or on behalf of Insurer or Contracts Distributor for use in the Fund's 1933 Act registration statement, Fund Prospectus, or in sales literature or advertising (or any amendment or supplement to any of the foregoing); or

          (ii) arise out of or as a result of any other statements or representations (other than statements or representations contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of Distributor, Adviser, or the Fund) or the negligent, illegal or fraudulent conduct of the Fund, Distributor, Adviser or persons under their control (including, without limitation, their employees and Associated Persons), in connection with the sale or distribution of the Contracts or Fund shares; or

          (iii) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to Insurer or Contracts Distributor by or on behalf of the Fund, Distributor or Adviser for use in the Separate Account's 1933 Act registration statement, Separate Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

          (iv) arise as a result of any failure by the Fund, Adviser or Distributor to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement;

     (b) Except to the extent provided in Sections 12.2(d) and 12.2(e) hereof, Adviser agrees to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, except as set forth in Section 12.2(c) below, the written consent of Adviser) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly o indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Portfolio to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder and (ii) Section 817(h) of the Code and regulations thereunder (except to the extent that such failure is caused by Insurer), including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Contract owners or Participants asserting liability against Insurer or Contracts Distributor pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the Internal Revenue Service, and the cost of any substitution by Insurer of shares of another investment company or portfolio for those of any adversely affected Portfolio as a funding medium for the Separate Account that Insurer deems necessary or appropriate as a result of the noncompliance.

     (c) The written consent of Adviser referred to in Section 12.2(b) above shall not be required with respect to amounts paid in connection with any ruling and closing agreement or other settlement with the Internal Revenue Service.

     (d) Adviser shall not be liable under this Section 12.2 with respect to any losses, claims; damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties under this Agreement or to Insurer, Contracts Distributor or the Separate Account.

     (e) Adviser shall not be liable under this Section 12.2 with respect to any action against an Indemnified Party unless Insurer or Contracts Distributor shall have notified Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Adviser of any such action shall not relieve Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. In case any such action is brought against an Indemnified Party, Adviser will be entitled to participate, at its own expense, in the defense of such action. Adviser also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the Internal Revenue Service), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from Adviser to such Indemnified Party of Adviser's election to assume the defense thereof, the Indemnified Party will cooperate fully with Adviser and shall bear the fees and expenses of any additional counsel retained by it, and Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

12.3 Effect of Notice.

     Any notice given by the indemnifying Party to an Indemnified Party referred to in Section 12.1(c) or 12.2(e) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

                           Section 13. Applicable Law

     This Agreement will be construed and the provisions hereof interpreted under and in accordance with New York law, without regard for that state's principles of conflict of laws.

                      Section 14. Execution in Counterparts

     This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

                            Section 15. Severability

     If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

                          Section 16. Rights Cumulative

     The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

                Section 17. Restrictions on Sales of Fund Shares

     Insurer agrees that the Fund will be permitted (subject to the other terms of this Agreement) to make its shares available to separate accounts of other life insurance companies.

                              Section 18. Headings

     The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                              Section 19. Survival

     In the event of the termination of this  Agreement,  the parties agree that
Section 12 and Section 20 shall remain in effect after termination.


                             Section 20. Cooperation


     Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.






IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.


                                       COVA FINANCIAL LIFE INSURANCE
                                       COMPANY

                                       By:

                                       Name:

                                       COVA LIFE SALES COMPANY
                                       By:

                                       Name:

                  ALLIANCE CAPITAL MANAGEMENT LP

                  By:  Alliance Capital Management Corporation,
                        its General Partner

                  Name:

                  ALLIANCE FUND DISTRIBUTORS, INC.

                  By:

                  Name: